Trade and other receivables - Summary of Trade And other receivables (Details) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Trade and other receivables.
Trade receivables	$ 8,816,368	$ 4,223,645
Customer wallet receivables	1,595,542	1,329,364
Accrued income	3,719,488	3,038,259
Less: provision for expected credit losses	(2,465,258)	(2,403,782)
Total	11,666,140	6,187,486
Other receivables	3,149,292	415,754
Total	$ 14,815,432	$ 6,603,240